Mitch Gordic. ASSIGNMENT #3

FOR VALUE RECEIVED, the receipt of Three Thousand Dollars ($3,000.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **Classic Ventures LTD.** with an address at **#35 New Road, Lower Flat, Belize City, Belize**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Eleven Thousand Dollars ($11,000.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

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Mitch Gordic

Accepted and Agreed:

____
Authorized Signatory AALIYAH WHITTAKER

Assignee
Print Name: CLASSIC VENTURES LTD.

Acknowledged by:

____
Garth Likes
Compass Biotechnolgies Inc.

Mitch Gordic. ASSIGNMENT #3

FOR VALUE RECEIVED, the receipt of Three Thousand Dollars ($3,000.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **Classic Ventures LTD.** with an address at **#35 New Road, Lower Flat, Belize City, Belize**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Eleven Thousand Dollars ($11,000.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

Mitch Gordic

Accepted and Agreed:

Authorized Signatory

Assignee
Print Name:

Acknowledged by:

Garth Likes
Compass Biotechnologies Inc.